UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)		October 31, 2016

SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey		07890
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(973) 948-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers

Selective Insurance Group, Inc. (the “Company”) announced today that Mark A. Wilcox has been appointed Executive Vice President and Chief Financial Officer, effective January 1, 2017. A copy of the press release dated October 31, 2016 announcing Mr. Wilcox’s appointment is attached hereto as Exhibit 99.1.

(e) Compensatory Arrangements of Certain Officers

Selective Insurance Company of America (“SICA”), a wholly-owned subsidiary of the Company, entered into an Employment Agreement (the “Employment Agreement”) with Mark A. Wilcox (the “Executive”) as of October 28, 2016. Under the Employment Agreement, Executive will commence employment on January 1, 2017, coincident with the effective date of the election of Mr. Wilcox as Executive Vice President and Chief Financial Officer of the Company. The following table summarizes the principal provisions of the Employment Agreement. Defined terms used in this table, but not defined in this Report, have the meanings given to them in the Employment Agreement.

Term	Initial three year term ends on January 1, 2020, automatically renewed for additional one year periods unless terminated by either party with written notice.
Compensation

•      Base salary of $600,000 as of January 1, 2017.

•      Minimum 2017 cash incentive payment of $500,000 provided Executive remains an employee through the day 2017 Annual Cash Incentive Program (“ACIP”) payments are generally made in 2018. Any future cash incentive awards will be based on the ACIP design then in effect and the Executive’s individual performance and the Company’s strategic and financial performance for the award period.

•      2017 Long-Term Incentive Program (“LTIP”) grant, to be made at the same time LTIP grants are generally made to employees, having a monetized value on date of grant of $800,000, subject to Executive’s continued employment with the Company. The LTIP grant will consist of restricted stock units (“RSUs”) under the Selective Insurance Group, Inc. 2014 Omnibus Stock Plan and/or cash incentive units (“CIUs”) under the Selective Insurance Group, Inc. Cash Incentive Plan, as Amended and Restated as of May 1, 2014. Provided the Executive remains employed with the Company, these RSUs and CIUs will cliff-vest three (3) years from the date of the grant. The ultimate payment value of such RSUs and CIUs will be subject to the attainments of designated corporate performance criteria. Any future LTIP awards will be based on the plans or programs then in effect and the Executive’s performance.

Benefits	Eligible to participate in incentive compensation plan, stock plan, 401(k) plan, and any other stock option, stock appreciation right, stock bonus, pension, group insurance, retirement, profit sharing, medical, disability, accident, life insurance, relocation plan or policy, or any other plan, program, policy or arrangement of the Company or SICA intended to benefit SICA’s employees generally.
Vacation and Reimbursements	Vacation time and reimbursements for ordinary travel and entertainment expenses in accordance with SICA’s policies.
Perquisites	Suitable offices, secretarial and other services, and other perquisites to which other executives of SICA are generally entitled.
Severance and Benefits on Termination without Change in Control

•       For Cause or Resignation by Executive other than for Good Reason: Salary and benefits accrued through termination date.

•       Death or Disability: 1.5 times: (i) Executive’s salary; plus (ii) average of three most recent annual cash incentive payments; provided that any such severance payments be reduced by life or disability insurance payments under policies with respect to which SICA paid premiums, paid in 12 equal installments.

•       Without Cause by SICA, Relocation of Office over 50 Miles (without Executive’s consent), Resignation for Good Reason by Executive:

o      1.5 times: (i) Executive’s salary; plus (ii) average of three most recent annual cash incentive payments, paid in 12 equal installments.

o      Partial reimbursement of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) continuation costs of medical, dental, and vision insurance coverages then in effect for Executive and dependents until the earlier of 18 months following termination or commencement of equivalent benefits from a new employer.

•       Stock Awards: Except for termination for Cause or resignation by the Executive other than Good Reason, immediate vesting and possible extended exercise period, as applicable, for any previously granted stock options, stock appreciation rights, cash incentive units, restricted stock, restricted stock units, and stock bonuses.

Severance and Benefits on Termination after Change in Control

For termination without Cause or resignation for Good Reason by Executive within two years following a Change in Control, Executive is entitled to:

•       Severance payment equal to 1.5 times: (i) Executive’s salary; plus (ii) average of three most recent annual cash incentive payments.

•       Partial reimbursement of COBRA continuation costs of medical, dental, and vision insurance coverages then in effect for Executive and dependents until the earlier of period of 18 months following termination or commencement of equivalent benefits from a new employer.

•       Stock awards, same as above, except that the initial number of cash incentive units is increased by 150%.

Release; Confidentiality and Non-Solicitation

•       Receipt of severance payments and benefits conditioned upon:

o      Entry into release of claims; and

o      No disclosure of confidential or proprietary information or solicitation of employees to leave the Company or its subsidiaries for a period of two years following the termination of the Employment Agreement.

This summary table description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Employment Agreement between Selective Insurance Company of America and Mark A. Wilcox, dated as of October 28, 2016

99.1	Press Release of Selective Insurance Group, Inc. dated October 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date: October 31, 2016	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement between Selective Insurance Company of America and Mark A. Wilcox, dated as of October 28, 2016
99.1	Press Release of Selective Insurance Group, Inc. dated October 31, 2016